Income Taxes (Schedule of Deferred Tax Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Canada net operating loss carry forwards	$ 244	$ 53
Pension plan	253	155
Foreign tax credits	497	455
Property and equipment		404
Other	269	365
Total gross deferred tax assets	1,263	1,432
Less valuation allowance
Net deferred tax assets	1,263	1,432
Deferred tax liabilities:
Other	(2,992)	(3,301)
Deferred liability, net	$ (1,729)	$ (1,869)